UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported      September 22, 2004
                                                     --------------------------

                         Transnational Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                         000-14835                        22-2328806
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                 (Commission File Number)      (IRS Employer Identification No.)


Post Office Box 198, U.S. Route 1, Chadds Ford, PA                   19317
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (610) 459-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On September 22, 2004, Michael S. Gostomski and Mason N. Carter, directors of Transnational Industries, Inc., a Delaware corporation (the "Corporation") resigned.

     (c) On September 23, 2004, the Corporation's Board of Directors elected Sidney W. Witter and Charles D. Flack, Jr. as Directors, filling vacancies created by the resignations of Messrs. Gostomski and Carter.

     The information required by Item 5.02(c)(3) has not been determined. The Corporation shall file an amendment to this Form 8-K containing such information within four business days after the determination of what committee or committees the new directors will serve on.

     The Corporation is not aware of any arrangements or understandings between the new directors and any other person pursuant to which such directors were elected as directors. There were no transactions during the last two years, and there are no proposed transactions, to which the Corporation was or is to be a party in which either Ms. Witter or Mr. Flack had or is to have a direct or material interest, that is required to be disclosed under Item 404(a) of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TRANSNATIONAL INDUSTRIES, INC.


Date:  September 27, 2004                          By:/s/ Paul L. Dailey
                                                   -----------------------------
                                                   Paul L. Dailey
                                                   Executive Vice President and
                                                   Chief Financial Officer